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                                                                   Exhibit 99.1



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                     [LETTERHEAD OF WESTCOTT W. PRICE III]


December 28, 2001

Bo W. Lycke
Chairman and Chief Executive Officer
Claimsnet.com Inc.
12801 North Central Expressway
Suite 1515
Dallas, Texas 75243


Dear Bo,

Effective today, I hereby resign as a Director of Claimsnet.com Inc.

It has been my privilege to have been associated with you and Claimsnet over the past two years. I wish you and your staff the very best.


Sincerely,

/s/ Westcott W. Price

Westcott W. Price, III